Exhibit 23.2

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


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            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


We hereby consent to the incorporation by reference in the Registration Statement of Form S-8 pertaining to the Beacon Federal Bancorp, Inc. 2008 Equity Incentive Plan of our report dated March 26, 2008, with respect to the consolidated financial statements of Beacon Federal Bancorp, Inc. included in the Annual Report on Form 10-K of Beacon Federal Bancorp, Inc. for the year ended December 31, 2007.



                                                             Crowe Horwath LLP

Livingston, New Jersey
November 26, 2008